EXHIBIT 99.1

Icahn Enterprises L.P.

Investor Contacts:
SungHwan Cho, Chief Financial Officer
Peter Reck, Chief Accounting Officer
(212) 702-4300

For Release: November 3, 2016

Icahn Enterprises L.P. Reports Third Quarter 2016 Financial Results
Board approves quarterly distribution of $1.50 per depositary unit

New York, NY - Icahn Enterprises L.P. (NASDAQ:IEP) is reporting third quarter 2016 revenues of $4.9 billion and net loss attributable to Icahn Enterprises of $16 million, or a loss of $0.12 per depositary unit. For the third quarter of 2015 revenues were $3.2 billion and net loss attributable to Icahn Enterprises was $440 million, or a loss of $3.40 per depositary unit. For the third quarter of 2016, Adjusted EBITDA attributable to Icahn Enterprises was $458 million compared to a loss of $31 million in the third quarter of 2015. For the third quarter of 2016, Adjusted EBIT attributable to Icahn Enterprises was $267 million compared to a loss of $186 million in the third quarter of 2015.

For the nine months ended September 30, 2016, revenues were $12.4 billion and net loss attributable to Icahn Enterprises was $922 million, or a loss of $6.70 per depositary unit. For the nine months ended September 30, 2015 revenues were $12.7 billion and net loss attributable to Icahn Enterprises was $67 million, or a loss of $0.53 per depositary unit. For the nine months ended September 30, 2016, Adjusted EBITDA attributable to Icahn Enterprises was $685 million compared to $1.2 billion for the nine months ended September 30, 2015. For the nine months ended September 30, 2016, Adjusted EBIT attributable to Icahn Enterprises was $129 million compared to $712 million for the nine months ended September 30, 2015.

On November 1, 2016, the Board of Directors of the general partner of Icahn Enterprises declared a quarterly distribution in the amount of $1.50 per depositary unit. The quarterly distribution is payable in either cash or additional depositary units, at the election of each depositary unit holder and will be paid on or about December 19, 2016 to depositary unit holders of record at the close of business on November 14, 2016.

***

Icahn Enterprises L.P. (NASDAQ:IEP), a master limited partnership, is a diversified holding company engaged in ten primary business segments: Investment, Automotive, Energy, Metals, Railcar, Gaming, Mining, Food Packaging, Real Estate and Home Fashion.

Caution Concerning Forward-Looking Statements

Results for any interim period are not necessarily indicative of results for any full fiscal period. This release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, many of which are beyond our ability to control or predict. Forward-looking statements may be identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of Icahn Enterprises L.P. and its subsidiaries. Among these risks and uncertainties are risks related to economic downturns, substantial competition and rising operating costs; risks related to our investment activities, including the nature of the investments made by the private funds in which we invest, losses in the private funds and loss of key employees; risks related to our automotive activities, including exposure to adverse conditions in the automotive industry, and risks related to operations in foreign countries; risks related to our energy business, including the volatility and availability of crude oil, other feed stocks and refined products, unfavorable refining margin (crack spread), interrupted access to pipelines, significant fluctuations in nitrogen fertilizer demand in the agricultural industry and seasonality of results; risk related to our gaming operations, including reductions in discretionary spending due to a downturn in the local, regional or national economy, intense competition in the gaming industry from present and emerging internet online markets and extensive regulation; risks related to our railcar activities, including reliance upon a small number of customers that represent a large percentage of revenues and backlog, the health of and prospects for the overall railcar industry and the cyclical nature of the railcar manufacturing business; risks related to our food packaging activities, including competition from better capitalized competitors, inability of its suppliers to timely deliver raw materials, and the failure to effectively respond to industry changes in casings technology; risks related to our scrap metals activities, including potential environmental exposure; risks related to our real estate activities, including the extent of any tenant bankruptcies and insolvencies; risks related to our home fashion operations, including changes in the availability and price of raw materials, and changes in transportation costs and delivery times; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. Past performance in our Investment segment is not necessarily indicative of future performance. We undertake no obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per unit amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenues:	(Unaudited)
Net sales	$3,904	$3,720	$11,546	$11,264
Other revenues from operations	537	366	1,506	1,042
Net gain (loss) from investment activities	418	(947)	(826)	236
Interest and dividend income	27	36	97	136
Other income, net	13	37	53	29
	4,899	3,212	12,376	12,707
Expenses:
Cost of goods sold	3,378	3,224	9,949	9,673
Other expenses from operations	342	168	902	484
Selling, general and administrative	603	418	1,736	1,423
Restructuring	8	18	29	57
Impairment	93	6	670	10
Interest expense	222	296	665	853
	4,646	4,130	13,951	12,500
Income (loss) before income tax expense	253	(918)	(1,575)	207
Income tax expense	(15)	(22)	(81)	(184)
Net income (loss)	238	(940)	(1,656)	23
Less: net (income) loss attributable to non-controlling interests	(254)	500	734	(90)
Net (loss) income attributable to Icahn Enterprises	$(16)	$(440)	$(922)	$(67)

Net (loss) income attributable to Icahn Enterprises allocable to:
Limited partners	$(16)	$(432)	$(904)	$(66)
General partner	—	(8)	(18)	(1)
	$(16)	$(440)	$(922)	$(67)

Basic and diluted (loss) income per LP unit	$(0.12)	$(3.40)	$(6.70)	$(0.53)
Basic and diluted weighted average LP units outstanding	139	127	135	125
Cash distributions declared per LP unit	$1.50	$1.50	$4.50	$4.50

CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)

	September 30, 2016	December 31, 2015
ASSETS	(Unaudited)
Cash and cash equivalents	$2,002	$2,078
Cash held at consolidated affiliated partnerships and restricted cash	692	1,282
Investments	9,987	15,351
Accounts receivable, net	1,725	1,685
Inventories, net	2,957	2,259
Property, plant and equipment, net	11,446	9,678
Goodwill	1,141	1,504
Intangible assets, net	1,107	1,108
Other assets	2,028	1,458
Total Assets	$33,085	$36,403
LIABILITIES AND EQUITY
Accounts payable	$1,717	$1,416
Accrued expenses and other liabilities	2,475	1,828
Deferred tax liability	1,680	1,197
Securities sold, not yet purchased, at fair value	1,210	794
Due to brokers	3,030	7,317
Post-employment benefit liability	1,204	1,224
Debt	12,971	12,594
Total liabilities	24,287	26,370

Equity:
Limited partners	2,775	4,244
General partner	(287)	(257)
Equity attributable to Icahn Enterprises	2,488	3,987
Equity attributable to non-controlling interests	6,310	6,046
Total equity	8,798	10,033
Total Liabilities and Equity	$33,085	$36,403

Use of Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT. EBITDA represents earnings before interest expense, income tax (benefit) expense and depreciation and amortization. EBIT represents earnings before interest expense and income tax (benefit) expense. We define Adjusted EBITDA and Adjusted EBIT as EBITDA and EBIT, respectively, excluding the effects of impairment, restructuring costs, certain pension plan expenses, OPEB curtailment gains, purchase accounting inventory adjustments, certain share-based compensation, discontinued operations, gains/losses on extinguishment of debt, major scheduled turnaround expenses, FIFO adjustments and unrealized gains/losses on energy segment derivatives and certain other non-operational charges. We present EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT on a consolidated basis and attributable to Icahn Enterprises net of the effect of non-controlling interests. We conduct substantially all of our operations through subsidiaries. The operating results of our subsidiaries may not be sufficient to make distributions to us. In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter into in the future. The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us.

We believe that providing EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT to investors has economic substance as these measures provide important supplemental information of our performance to investors and permits investors and management to evaluate the core operating performance of our business without regard to interest, taxes and depreciation and amortization and the effects of impairment, restructuring costs, certain pension plan expenses, OPEB curtailment gains, purchase accounting inventory adjustments, certain share-based compensation, discontinued operations, gains/losses on extinguishment of debt, major scheduled turnaround expenses, FIFO adjustments and unrealized gains/losses on energy segment derivatives and certain other non-operational charges. Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt. Management uses, and believes that investors benefit from referring to these non-GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods. Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets. Additionally, EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT present meaningful measures of performance exclusive of our capital structure and the method by which assets were acquired and financed.

EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, or U.S. GAAP. For example, EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT:

•	do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	do not reflect changes in, or cash requirements for, our working capital needs; and

•	do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt.

Although depreciation and amortization are non-cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Other companies in the industries in which we operate may calculate EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT differently than we do, limiting their usefulness as comparative measures. In addition, EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations.

EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT are not measurements of our financial performance under U.S. GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U.S. GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity. Given these limitations, we rely primarily on our U.S. GAAP results and use EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT only as a supplemental measure of our financial performance.

Use of Indicative Net Asset Value Data

The Company uses indicative net asset value as an additional method for considering the value of the Company’s assets, and we believe that this information can be helpful to investors. Please note, however, that the indicative net asset value does not represent the market price at which the units trade. Accordingly, data regarding indicative net asset value is of limited use and should not be considered in isolation.

The Company's depositary units are not redeemable, which means that investors have no right or ability to obtain from the Company the indicative net asset value of units that they own. Units may be bought and sold on The NASDAQ Global Select Market at prevailing market prices. Those prices may be higher or lower than the indicative net asset value of the units as calculated by management.

See below for more information on how we calculate the Company’s indicative net asset value.

($ in millions)	September 30, 2016	December 31, 2015
Market-valued Subsidiaries:	(Unaudited)
Holding Company interest in Funds (1)	$1,825	$3,428
CVR Energy (2)	980	2,802
CVR Refining - direct holding (2)	50	114
Federal-Mogul (2)	1,332	949
American Railcar Industries (2)	492	549
Total market-valued subsidiaries	$4,680	$7,842

Other Subsidiaries:
Tropicana (3)	$877	$794
Viskase (3)	145	183
Real Estate Holdings (1)	644	656
PSC Metals (1)	169	182
WestPoint Home (1)	169	176
ARL (4)	1,029	852
Ferrous Resources (1)	79	95
IEH Auto and Pep Boys (1)	1,364	249
Trump Entertainment (1)	118	—
Total - other subsidiaries	$4,594	$3,187
Add: Holding Company cash and cash equivalents (5)	192	166
Less: Holding Company debt (5)	(5,489)	(5,490)
Add: Other Holding Company net assets (5)	183	615
Indicative Net Asset Value	$4,160	$6,320

Indicative net asset value does not purport to reflect a valuation of IEP. The calculated Indicative net asset value does not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and Indicative net asset value does not necessarily consider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No representation or assurance, express or implied is made as to the accuracy and correctness of indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary.

(1)	Represents equity attributable to us as of each respective date.

(2)	Based on closing share price on each date and the number of shares owned by the Holding Company as of each respective date.

(3)
Amounts based on market comparables due to lack of material trading volume. Tropicana valued at 8.5x Adjusted EBITDA for the twelve months ended September 30, 2016 and December 31, 2015. Viskase valued at 9.0x Adjusted EBITDA for the twelve months ended September 30, 2016 and December 31, 2015.

(4)	ARL value assumes the present value of projected cash flows from leased railcars, net of debt, plus working capital.

(5)	Holding Company's balance as of each respective date.

($ in millions)	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Consolidated Adjusted EBITDA:	(Unaudited)
Net income (loss)	$238	$(940)	$(1,656)	$23
Interest expense, net	221	292	659	842
Income tax expense	15	22	81	184
Depreciation and amortization	258	217	739	630
Consolidated EBITDA	$732	$(409)	$(177)	$1,679
Impairment of assets	93	6	670	10
Restructuring costs	8	18	29	57
Non-Service cost US based pensions	5	—	13	1
FIFO impact unfavorable (favorable)	7	46	(30)	35
Unrealized loss (gain) on certain derivatives	8	(11)	40	18
Major scheduled turnaround expense	—	22	38	24
Certain share-based compensation expense	—	3	—	8
Net loss on extinguishment of debt	—	—	5	2
Other	7	3	37	(24)
Consolidated Adjusted EBITDA	$860	$(322)	$625	$1,810

IEP Adjusted EBITDA:
Net loss attributable to IEP	$(16)	$(440)	$(922)	$(67)
Interest expense, net	157	192	468	563
Income tax expense	8	9	61	133
Depreciation and amortization	191	155	556	456
EBITDA attributable to IEP	$340	$(84)	$163	$1,085
Impairment of assets	93	5	429	8
Restructuring costs	7	15	24	47
Non-Service cost US based pensions	4	(1)	10	—
FIFO impact unfavorable (favorable)	4	27	(18)	20
Unrealized loss (gain) on certain derivatives	5	(6)	23	11
Major scheduled turnaround expense	—	12	20	13
Certain share-based compensation expense	—	3	—	7
Net loss on extinguishment of debt	—	—	1	1
Other	5	(2)	33	(24)
Adjusted EBITDA attributable to IEP	$458	$(31)	$685	$1,168

($ in millions)	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Consolidated Adjusted EBIT:	(Unaudited)
Net income (loss)	$238	$(940)	$(1,656)	$23
Interest expense, net	221	292	659	842
Income tax expense	15	22	81	184
Consolidated EBIT	$474	$(626)	$(916)	$1,049
Impairment of assets	93	6	670	10
Restructuring costs	8	18	29	57
Non-Service cost US based pensions	5	—	13	1
FIFO impact unfavorable (favorable)	7	46	(30)	35
Unrealized loss (gain) on certain derivatives	8	(11)	40	18
Major scheduled turnaround expense	—	22	38	24
Certain share-based compensation expense	—	3	—	8
Net loss on extinguishment of debt	—	—	5	2
Other	7	3	37	(24)
Consolidated Adjusted EBIT	$602	$(539)	$(114)	$1,180

IEP Adjusted EBIT:
Net loss attributable to IEP	$(16)	$(440)	$(922)	$(67)
Interest expense, net	157	192	468	563
Income tax expense	8	9	61	133
EBIT attributable to IEP	$149	$(239)	$(393)	$629
Impairment of assets	93	5	429	8
Restructuring costs	7	15	24	47
Non-Service cost US based pensions	4	(1)	10	—
FIFO impact unfavorable (favorable)	4	27	(18)	20
Unrealized loss (gain) on certain derivatives	5	(6)	23	11
Major scheduled turnaround expense	—	12	20	13
Certain share-based compensation expense	—	3	—	7
Net loss on extinguishment of debt	—	—	1	1
Other	5	(2)	33	(24)
Adjusted EBIT attributable to IEP	$267	$(186)	$129	$712